GUIDESTONE FUNDS

Extended-Duration Bond Fund

Growth Equity Fund

Supplement dated June 2, 2017

to

Statement of Additional Information dated May 1, 2017

This supplement provides new information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

I.             EXTENDED-DURATION BOND FUND: CHANGE TO SUB-ADVISER ADDRESS

Under the heading “Control Persons of Sub-Advisers – Extended Duration Bond Fund”, on page 60, the following change is made:

The reference to “Schroder Investment Management North America Inc. (“SIMNA”), 875 Third Avenue, 22nd Floor, New York, New York 10022” is deleted in its entirety and replaced with “Schroder Investment Management North America Inc. (“SIMNA”), 7 Bryant Park, New York, New York 10018.” There are no other changes to the disclosure.

II.             GROWTH EQUITY FUND: CHANGE OF SUB-ADVISER

Effective May 24, 2017, Jackson Square Partners, LLC (“Jackson Square”) was terminated as a sub-adviser to the Growth Equity Fund, and effective on or about June 6, 2017, ClearBridge Investments, LLC (“ClearBridge”) is appointed as a sub-adviser to the Growth Equity Fund.

All references to and disclosures concerning Jackson Square are deleted in their entirety. In addition, the following changes are made:

In the section entitled “Control Persons of Sub-Advisers - Growth Equity Fund”, beginning on page 62, the following paragraph is added:

ClearBridge Investments, LLC (“ClearBridge”), 620 Eighth Avenue, New York, New York 10018: ClearBridge is a global active equity manager with a legacy of over 50 years in the asset management business. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason is a global asset management company.

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The “Other Accounts Managed” chart, beginning on page 66, is amended to include information for ClearBridge. This information is current as of March 31, 2017.

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.						For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)

ClearBridge Investments, LLC*	4	$6,995	4	$699	34,952	$11,305	N/A	N/A	N/A	N/A	N/A	N/A

Peter Bourbeau

Margaret Vitrano

*

The Adviser or Sub-Adviser utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the day-to-day management of a portion of the accounts listed in each category.

Under the heading “Portfolio Manager Compensation”, beginning on page 76, the following disclosure pertaining to ClearBridge is added. This information is current as of March 31, 2017.

ClearBridge Investments, LLC (“ClearBridge”). ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of the firm’s investment professionals with those of clients and overall firm results. The total compensation program includes a competitive base salary and a significant incentive component that rewards high performance standards, integrity and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

●	Cash Incentive Award

●

ClearBridge’s Deferred Incentive Plan (“CDIP”) – A mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product. For centralized research analysts, two-thirds of their deferral is elected to track the performance of one or more ClearBridge managed funds, while one-third tracks the performance of the new product composite. ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

●

Legg Mason Restricted Stock Deferral – A mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

●

Legg Mason Restricted Stock and Stock Option Grants – A discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to clients, shareholders and the firm and aid in retaining key talent.

●

ClearBridge Management Equity Plan (MEP) – A discretionary program offered to certain employees that enables participants to share in the long-term growth of the enterprise value of the firm. Employees are awarded units subject to vesting requirements.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

●

A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against the applicable product benchmark (e.g., Russell 1000® Growth Index) and relative to applicable industry peer groups. The greatest weight is generally placed on three- and five-year performance.

●	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/Co-CIO approach to generation of alpha.

●	Overall firm profitability and performance.

●	Amount and nature of assets managed by the portfolio manager.

●	Contributions for asset retention, gathering and client satisfaction.

●	Contribution to mentoring, coaching and/or supervising.

●	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis.

●	Market compensation survey research by independent third parties.

In “Appendix B – Description of Proxy Voting Procedures”, the following disclosure is added:

ClearBridge Investments, LLC (“ClearBridge”). ClearBridge votes proxies for each client that has specifically authorized the firm to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act 1940, as amended, the 1940 Act and the ERISA and the rules and regulations adopted under these laws.

ClearBridge’s goal in voting proxies is to act prudently, solely in the best interest of the beneficial owners of the accounts the firm manages. ClearBridge attempts to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner the firm believes will be consistent with efforts to maximize shareholder votes. In the case of a proxy issue for which there is a stated position, ClearBridge generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in the ClearBridge Proxy Voting Policies and Procedures (the “Policy”) that the firm considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth the Policy. In the case of a proxy issue for which there is no stated position or list of factors that the firm considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth in the Policy. ClearBridge may utilize an external service provider to provide the firm with information and/or a recommendation with regard to proxy votes, but ClearBridge is not required to follow any such recommendations. The use of an external service provider does not relieve ClearBridge of the responsibility for the proxy vote.

For routine matters, ClearBridge usually votes according to the Policy or the external service provider’s recommendation, although the firm is not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine (e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge), the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee, which is comprised of firm personnel (and others, at ClearBridge’s request), as are designated from time to time.

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, the firm follows procedures designed to identify and address material conflicts of interest that may arise between ClearBridge’s interests and those of clients before voting proxies on behalf of such clients. The Proxy Committee reviews and addresses conflicts of interest brought to its attention. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. A written record of the method used to resolve a material conflict of interest is maintained.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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